UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 6, 2009

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
     On May 5, 2009, WebMD Health Corp. filed a Current Report on Form 8-K furnishing a May 5, 2009 press release announcing results for the quarter ended March 31, 2009. In that press release, WebMD indicated that it has decided to divest its Little Blue Book print directory business and, accordingly, reflected that business as discontinued operations in the financial statements accompanying the press release, no longer presented a stand-alone publishing segment in its financial statements and began reporting revenue in the following three categories: advertising and sponsorship; licensing; and print. WebMD is furnishing, with this Current Report, certain unaudited financial information for each of the quarters in 2008 and for the year ended December 31, 2008, retroactively reclassifying the Little Blue Book print directory business as discontinued operations and reflecting the changes in segment presentation and revenue reporting described above.
     Exhibits 99.1, 99.2 and 99.3 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall any of those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits. The following exhibits are furnished herewith:

Exhibit
Number	Description

99.1	Unaudited Consolidated Statements of Operations of the Registrant for the Quarters ended March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 and for the Year ended December 31, 2008

99.2	Supplemental Non-GAAP Financial Information of the Registrant for the Quarters ended March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 and for the Year ended December 31, 2008

99.3	Explanation of Non-GAAP Financial Measures (Annex A to Exhibit 99.2)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: May 6, 2009	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Unaudited Consolidated Statements of Operations of the Registrant for the Quarters ended March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 and for the Year ended December 31, 2008

99.2	Supplemental Non-GAAP Financial Information of the Registrant for the Quarters ended March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 and for the Year ended December 31, 2008

99.3	Explanation of Non-GAAP Financial Measures (Annex A to Exhibit 99.2)